UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, DC 20549

                              FORM 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): June 22, 2005

                   WINDOW ROCK CAPITAL CORPORATION
         (Exact name of registrant as specified in its charter)

                              Nevada
             (State or other jurisdiction of incorporation)

                             0-29260
                       (Commission File Number)

                            86-1040643

                 (IRS Employer Identification Number)


                   3155 East Patrick Lane, Suite 1
                      Las Vegas, Nevada 89120
                (Address of principal executive offices)

                           832-225-1372
           (Registrants telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On June 22, 2005, the management of Window Rock Capital Corporation settled a contractual dispute with Mr. T. Cameron Scott, a geologist from Port Alberni, British Columbia, concerning the ownership and development of mining claims located in the Province of British Columbia, Canada. A copy of the agreement is attached.

Item 9.01. Financial Statements and Exhibits.

Exhibits:

Regulation
S-B Number	Document

      99.1	Mutual Release and Settlement Agreement, dated June 15,
                2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2005
WINDOW ROCK CAPITAL CORPORATION

By: /s/ Charles R. Shirley
Name: Charles R. Shirley
Title: Chairman, CEO and Corporate Secretary